UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 23, 2005



                            SILVERSTAR HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                        0-27494                  N/A
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


            CLARENDON HOUSE, CHURCH STREET, HAMILTON, HM CX, BERMUDA
             (Address of Principal Executive Offices with Zip Code)



       Registrant's telephone number, including area code: (441) 295-1422



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.01 REGULATION FD DISCLOSURE.

         On June 23, 2005, the Registrant issued the press release attached as
Exhibit 99.1 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press release of the Registrant, dated June 23, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 23, 2005

                                         SILVERSTAR HOLDINGS, LTD.


                                         By: /s/ Clive Kabatznik
                                            ------------------------------------
                                              Name:  Clive Kabatznik
                                              Title: CEO